UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2020

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street, Building C East Needham, Massachusetts		02494
(Address of principal executive office)		(Zip Code)

(617) 928-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☑

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2020 Annual Meeting of Stockholders of Chiasma, Inc. (the “Company”) held on June 11, 2020 (the “Annual Meeting”):

(i) The election of three Class II directors, as nominated by the Board of Directors, each to serve a three-year term expiring at the 2023 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal; and

(ii) The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

The proposals are described in detail in the Company’s Proxy Statement filed on April 28, 2020.

The number of shares of common stock entitled to vote at the Annual Meeting was 42,265,341. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 31,957,627. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(a)	Election of Class II Directors.

Director Nominee	Votes For	Votes Withheld
Todd Foley	18,917,570	4,401,833
Bard Geesaman, M.D., Ph.D.	19,107,765	4,211,638
Raj Kannan	19,579,765	3,739,638

There were 8,638,224 broker non-votes regarding the election of directors.

(b)	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting included 31,877,543 votes for, 54,552 votes against and 25,532 votes abstained. There were no broker non-votes regarding this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2020	Chiasma, Inc.

	By:	/s/ Mark J. Fitzpatrick
Mark J. Fitzpatrick
President